                                                                    EXHIBIT 99.1

NEITHER THIS CONVERTIBLE DEBENTURE NOR ANY SHARES OF COMMON STOCK ISSUED UPON CONVERSION HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO IMP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                                    IMP, INC.

                    CONVERTIBLE DEBENTURE DUE JUNE 18, 2001

$2,300,000.00                                                  December 18, 2000
                                                            San Jose, California

          FOR VALUE RECEIVED, IMP, INC., a Delaware corporation ("Maker"), unconditionally promises to pay to TEAMASIA SEMICONDUCTORS (INDIA) LTD., a private limited company formed under the laws of the Republic of India with registered offices located at 3-4-526/15 Lingampally, Hyderabad 500 027, India ("Payee"), in the manner and at the place hereinafter provided, the principal amount of TWO MILLION THREE HUNDRED THOUSAND DOLLARS ($2,300,000.00) on June 18, 2001 (the "Maturity Date"), subject to the provisions of the Loan and Security Agreement, dated as of April 30, 1999 (the "Loan and Security Agreement"), by and between Maker and The CIT Group/Credit Finance, Inc. Notwithstanding the foregoing, at the election of Payee in its sole discretion the Maturity Date shall be extended for a period of up to six months, provided that the Maturity Date shall not be extended past December 18, 2001 and further provided that Payee shall give Maker 30 days' prior written notice of any such extended Maturity Date.

          Capitalized terms used and not otherwise defined herein have the meanings set forth in Section 8 hereof.

          Maker shall not be required to pay interest on the unpaid principal amount hereof, provided that any principal amount not paid when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (both before as well as after judgment), shall bear interest payable upon demand at a rate of nine percent (9.0%) per annum. All computations of interest shall be made by Payee on the basis of a 365 day year, for the actual number of days elapsed in the relevant period (including the first day but excluding the last day). In no event shall the interest rate payable on this Convertible Debenture, if any, exceed the maximum rate of interest permitted to be charged under applicable law. All payments in connection with this Convertible Debenture shall be subject to applicable withholding.

     1. PAYMENTS. All payments of principal and interest, if any, in respect of this Convertible Debenture shall be made in lawful money of the United States of America in same day funds to such account as Payee may direct. Notwithstanding the foregoing, at the election of Payee in its sole discretion all payments of principal and interest, if any, in respect of this Convertible Debenture shall be made through the issuance to Payee or, subject to the provisions of Section 10, its assignee of 1,314,286 shares (the "Shares") of Common Stock, subject to adjustment for stock splits, stock dividends and similar transactions. In the event that Payee elects to receive the Shares, the issuance of Shares shall constitute repayment in full of this Convertible Debenture and all obligations of Maker hereunder. Whenever any payment on this

Convertible Debenture is stated to be due on a day that is not a Business
Day, such payment shall instead be made on the next Business Day. In the event that on the Maturity Date Maker is prohibited by the provisions of the Loan and Security Agreement from repaying the principal amount of this Convertible Debenture or, at the election of Payee, issuing shares of Common Stock to Payee in lieu thereof, the Maturity Date shall be deferred until the earlier of such time as (a) the requisite consent under the Loan and Security Agreement may be obtained (which consent Maker shall use commercially reasonable best efforts to obtain) or (b) the Loan and Security Agreement has been terminated.

     2. COVENANTS. Unless waived by Payee in writing, Maker covenants and agrees that until this Convertible Debenture is paid in full it will:

          (a) promptly upon request provide to Payee after their becoming available:

               (i) copies of all financial statements, stockholder reports and proxy statements which Maker shall have sent to its stockholders generally; and

               (ii) copies of all information, documents and other reports, if any, that Maker is required to file with the Commission under Section 13 or
     Section 15(d) of the Exchange Act;

          (b) promptly provide to Payee all financial and operational information with respect to Maker as Payee may reasonably request;

          (c) within one (1) Business Day after becoming aware of the occurrence of an Event of Default (as defined below) or an event, act or condition that, with notice or lapse of time or both, would constitute an Event of Default, provide Payee with a certificate of the chief executive officer or chief financial officer of Maker specifying the nature thereof and Maker's proposed response thereto;

          (d) preserve and maintain its corporate existence and all of its rights, privileges, property and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly, efficient and regular manner;

          (e) comply with the requirements of all applicable laws, rules, regulations, and orders of any governmental authority, a breach of which would materially adversely affect the consolidated financial condition of Maker;

          (f) not declare or pay any dividends or make any distribution to holders of its Common Stock or purchase, redeem or otherwise acquire or retire for value any of its Common Stock or any warrants, rights or options to purchase or acquire any shares of its Common Stock, if at the time of such action an Event of Default has occurred and is continuing or would exist immediately after giving effect to such action;

          (g) not merge or consolidate with any other Person, or sell, lease or otherwise dispose of all or any substantial part of its property or assets to any other Person outside the ordinary course of business;

          (h) operate its business in the usual and ordinary course and in a manner which is consistent with the past practice established by Maker.

     3. REPRESENTATIONS AND WARRANTIES OF MAKER. Maker hereby represents and warrants to Payee that:

          (a) Maker is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own and operate its properties, to transact the business in which it is now engaged and to execute and deliver this Convertible Debenture.

          (b) This Convertible Debenture constitutes the duly authorized, legally valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

          (c) All consents and grants of approval required to have been granted by any Person in connection with the execution, delivery and performance of this Convertible Debenture have been granted.

          (d) The execution, delivery and performance by Maker of this Convertible Debenture do not and will not (i) violate any law, governmental rule or regulation, court order or agreement to which it is subject or by which its properties are bound or the charter documents or by-laws of Maker or (ii) result in the creation of any lien or other encumbrance with respect to the property of Maker.

          (e) There is no action, suit, proceeding or governmental investigation pending or, to the knowledge of Maker, threatened against Maker or any of its subsidiaries or any of their respective assets which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or prospects of Maker and its subsidiaries, taken as a whole, or the ability of Maker to comply with its obligations hereunder.

          (f) Since September 24, 2000 there has been no material adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Maker and its subsidiaries, taken as a whole.

          (g) Maker is not in default under any provisions of its charter documents or bylaws or under any provisions of any franchise, contract, agreement, lease or other instrument to which it is a party or by which it or its property is bound or in violation of any law, judgment, decree or governmental order, rule or regulation, which default or violation could affect adversely in any material manner the business, assets or financial condition of Maker.

          (h) The proceeds of the loan evidenced by this Convertible Debenture shall be used by Maker solely for working capital and other general corporate purposes.

          (i) Maker has reserved 1,314,286 shares of Common Stock for issuance pursuant to the provisions of this Convertible Debenture.

          (j) This Convertible Debenture and the transactions contemplated hereby have been approved by (1) a committee (the "Independent Committee") of the independent member of Maker's Board of Directors and (2) upon the recommendation of the Independent Committee, Maker's Board of Directors unanimously.

     4. REPRESENTATIONS AND WARRANTIES OF PAYEE. Payee and, if applicable, Payee's assignee hereby represent and warrant to Maker that:

          (a) Payee is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the power and authority to execute and deliver this Convertible Debenture.

          (b) This Convertible Debenture constitutes the duly authorized, legally valid and binding obligation of Payee, enforceable against Payee in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

          (c) Any Shares acquired by Payee will be acquired for investment for the Payee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Payee has no present intention of selling, granting any participation in, or otherwise distributing the same.

          (d) Payee does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

          (e) Payee has not been formed for the specific purpose of acquiring the Shares.

          (f) Payee has had an opportunity to discuss the Maker's business, management and financial affairs with Maker's management and has had an opportunity to review the Maker's facilities. Payee understands that such discussions were intended to describe the aspects of the Maker's business which it believes to be material.

          (g) Payee understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Payee's representations as expressed herein. Payee understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Payee must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Payee further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to Maker which are outside of Payee's control, and which Maker is under no obligation and may not be able to satisfy.

          (h) Payee understands that the Shares, and any securities issued in respect of or exchange for the Shares, may bear, in addition to any legend required by the Blue Sky laws of any state to the extent such laws are applicable, the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

          (i) Payee is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

          (j) If Payee is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Payee hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Convertible Debenture, including (i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Payee's continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Payee's jurisdiction.

          (k) Payee acknowledges that its rights under this Convertible Debenture are subject to the provisions of the Loan and Security Agreement.

     5. CONDITIONS TO EFFECTIVENESS. This Convertible Debenture shall become effective upon the receipt by Payee of an executed copy of this Convertible Debenture (the date of such receipt being referred to herein as the "Effective Date"):


     6. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default":

          (a) failure of Maker to pay any principal under this Convertible Debenture when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, or failure of Maker to pay any other amount due under this Convertible Debenture within five Business Days after the date due;

          (b) failure of Maker to pay, or the default in the payment of, any amount due under or in respect of any promissory note, indenture or other agreement or instrument relating to any indebtedness owing by Maker, to which Maker is a party or by which Maker or any of its property is bound under which amounts outstanding exceed $1,000,000 beyond any grace period provided; or the occurrence of any other event or circumstance that would permit acceleration of such indebtedness;

          (c) failure of Maker to perform or observe any other term, covenant or agreement to be performed or observed by it pursuant to this Convertible Debenture which remains uncured for five days after written notice;

          (d) any representation or warranty made by Maker to Payee in connection with this Convertible Debenture shall prove to have been false in any material respect when made;

          (e) any order, judgment or decree shall be entered against Maker decreeing the dissolution or split-up of Maker;

          (f) suspension of the usual business activities of Maker or the complete or partial liquidation of Maker's business;

          (g) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Maker or any of its respective subsidiaries in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Maker or any of its respective subsidiaries under any applicable bankruptcy, insolvency or any other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Maker or any of its respective subsidiaries or over all or a substantial part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of Maker or any of its respective subsidiaries for all or a substantial part of its property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Maker or any of its respective subsidiaries, and, in the case of any event described in this clause (ii), such event shall have continued for 90 days unless dismissed, bonded or discharged;

          (h) an order for relief shall be entered with respect to Maker or any of its respective subsidiaries or Maker or any or its respective subsidiaries shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Maker or any of its respective subsidiaries shall make an assignment for the benefit of creditors; or Maker or any of its respective subsidiaries shall be unable or fail, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Maker or any of its respective subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize action to approve any of the foregoing; or

          (i) Maker shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Convertible Debenture or any endorsement of this Convertible Debenture or any other obligation to Payee

     7.   REMEDIES. Upon the occurrence of any Event of Default specified in
Section 6(g) or 6(h) above, the principal amount of this Convertible Debenture shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by Maker). Upon the occurrence and during the continuance of any other Event of Default Payee may, by written notice to Maker, declare the principal amount of this Convertible Debenture to be due and payable, and the principal amount of this Convertible Debenture shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by Maker). In addition to the foregoing, upon the occurrence of any Event of Default specified in Section 6(a), Payee may, by written notice to Maker, set off against the principal amount of this Convertible Debenture any invoiced amount payable by Payee to Maker relating to the purchase by Payee of wafers manufactured by Maker.

     8. DEFINITIONS. The following terms used in this Convertible Debenture shall have the following meanings (and any of such terms may, unless the context otherwise requires, be used in the singular or the plural depending on the reference):

          "Business Day" means any day other than a Saturday, Sunday or legal holiday under the laws of the State of California or any other day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means Maker's common stock, par value $0.01 per share.

          "December Stock Purchase Agreement" means the Phase 2 Stock Purchase Agreement, dated as of December 15, 1999, by and between Maker and Teamasia Semiconductors PTE Ltd., a Singapore corporation.

          "Event of Default" means any of the events set forth in Section 6.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Person" means any individual, partnership, joint venture, firm, corporation, association, bank, trust or other enterprise, whether or not a legal entity, or any government or political subdivision or any agency, department or instrumentality thereof.

          "Securities Act" means the United States Securities Act of 1933, as amended.

     9.   REGISTRATION RIGHTS

          (a) Piggy-Back Registrations. If at any time Maker shall determine to register for its own account or the account of others under the Securities Act any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents, it shall send to Payee written notice of such determination and, if within fifteen (15) days after receipt of such notice, Payee shall so request in writing, Maker shall use its diligent efforts to include in such registration statement all or any part of the Registrable Shares (as defined below) Payee requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by Maker, the managing underwriter shall impose a limitation on the number

          (b) of shares of Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then Maker shall be obligated to include in such registration statement only such limited portion (or none, if so required by the managing underwriter) of the Registrable Shares with respect to which Payee has requested inclusion hereunder. For the purposes of this Section 9, "Registrable Shares" shall mean and include (i) any shares of Common Stock held by Payee and its affiliates as of the date of this Convertible Debenture and (ii) any shares of Common Stock issued to Payee and its affiliates pursuant to the provisions of this Convertible Debenture; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon the consummation of any sale of such shares pursuant to a registration statement or Rule 144 under the Securities Act.

          (c) Registrations on Form S-1 or Form S-3. In addition to the rights provided Payee in Section 9(a) above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-1 or Form S-3 (or any equivalent successor form promulgated by the Commission), then Maker shall provide Payee with the following rights:

               (i) Upon the written request of Payee, Maker shall so notify Payee, and then shall, as expeditiously as possible, use its diligent efforts to effect qualification and registration under the Securities Act on Form S-1 or Form S-3 of all or such portion of the Registrable Shares as Payee shall specify; provided, however, Maker shall not be required to effect a registration pursuant to this Section 9(b) unless the market value of the Registrable Shares to be sold by Payee in any such registration shall be at least $2,000,000 at the time of filing such registration statement, and further provided that Maker shall not be required to effect
     (w) any registration prior to December 15, 2000; (x) a registration during the three (3) months thereafter pursuant to this Section 9(b) unless the Registrable Shares are less than twenty percent (20%) of the shares of Common Stock purchased by affiliates of Payee pursuant to the December Stock Purchase Agreement (the "Purchased Shares"); (y) a registration during each three (3) month period thereafter pursuant to this Section 9(b) unless the Registrable Shares are less than twenty percent (20%) of the then-remaining Purchased Shares and (z) more than five registrations in the aggregate pursuant to this Section 9(b).

               (ii) In the event that, in a registration under this 9(b) which is effected through an underwriter, the underwriter imposes a limitation on the number of Registrable Shares which may be included in the registration statement in order to effect an orderly public distribution, then Maker shall exclude from such registration statement, first, all shares which are not Registrable Shares, and second, Registrable Shares which are requested to be included pursuant to Section 9(a).

          (c) The parties agree that the provisions of this Section 9 solely restate, and shall not amend, modify or supplement, the rights of Payee and its affiliates pursuant to the December Stock Purchase Agreement.

     10.  MISCELLANEOUS.

          (a) All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier, or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered as follows: if to Maker, at its address specified opposite its signature below with a copy to Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California 94025, Attention:
William Davisson; and if to Payee, at the address set forth on the signature page hereto; or in each case at such other address as shall be designated by Payee or Maker. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied or cabled or sent by over-night courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier.

          (b) Each of Maker and Payee shall pay its own respective legal, accounting, advisory and other fees, and all out-of-pocket expenses incurred in connection with the transactions contemplated herein and will not look to the other party for any contribution toward such expenses, provided that Maker promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection and enforcement of this Convertible Debenture.

          (c) The parties acknowledge that Latham & Watkins has solely represented Maker in connection with the negotiation, preparation and execution of this Convertible Debenture.

          (d) No failure or delay on the part of Payee or any other holder of this Convertible Debenture to exercise any right, power or privilege under this Convertible Debenture and no course of dealing between Maker and Payee shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Convertible Debenture are cumulative to, and not exclusive of, any rights or remedies that Payee would otherwise have. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Payee to any other or further action in any circumstances without notice or demand.

          (e) Maker hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          (f) If any provision in or obligation under this Convertible Debenture shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          (g) Neither Maker nor Payee shall assign any of its rights or delegate any of its obligations under this Convertible Debenture to any third party without the prior written consent of the other party, provided that Payee may assign its rights under this Convertible Debenture to Teamasia Mauritius or an affiliate of Teamasia Mauritius. This Convertible Debenture is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          (h) THIS CONVERTIBLE DEBENTURE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

          (i) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST MAKER ARISING OUT OF OR RELATING TO THIS CONVERTIBLE DEBENTURE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OR COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS CONVERTIBLE DEBENTURE MAKER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS CONVERTIBLE DEBENTURE. Maker further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Maker at its address set forth below it signature hereto, such service to become effective seven days after such mailing. Nothing herein shall affect the right of Payee or any holder of this Convertible Debenture to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Maker in any other jurisdiction. Maker hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Convertible Debenture brought in the courts referred to above and further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (j) MAKER AND, BY THEIR ACCEPTANCE OF THIS CONVERTIBLE DEBENTURE, PAYEE AND ANY SUBSEQUENT HOLDER OF THIS CONVERTIBLE DEBENTURE, HEREBY IRREVOCABLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OR ACTION BASED UPON OR ARISING OUT OF THIS CONVERTIBLE DEBENTURE OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS CONVERTIBLE DEBENTURE AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Maker and, by their acceptance of this Convertible Debenture, Payee and any subsequent holder of this Convertible Debenture, each (i) acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this relationship, and that each will continue to reply on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS CONVERTIBLE DEBENTURE. In the event of litigation, this provision may be filed as a written consent to a trial by the court.

          (k) Maker hereby waives the benefit of any statute or rule of law or judicial decision, including without limitation California Civil Code Section 1654, which would otherwise require that the provisions of this Convertible Debenture be construed or interpreted most strongly against the party responsible for the drafting thereof.

          (l) This Convertible Debenture may be amended only pursuant to a written amendment executed by each of Maker and Payee.

          IN WITNESS WHEREOF, Maker has caused this Convertible Debenture to be executed and delivered by its duly authorized officer as of the day and year and at the place first above written.

                           IMP, INC.

                           BY: /s/ Sugriva Reddy
                              ---------------------------------
                           NAME:  Sugriva Reddy
                           TITLE: Chief Executive Officer
                           ADDRESS: 2830 North First Street
                                    San Jose, California 95134


                           TEAMASIA SEMICONDUCTORS
                           (INDIA) LTD.

                           BY: /s/ Subba Rao Pinamaneni
                              ---------------------------------
                           NAME: Subba Rao Pinamaneni
                           TITLE: Managing Director
                           ADDRESS: Hyderabad India